QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23

[KPMG letterhead]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
TCF Financial Corporation:

    We consent to the use of our report incorporated herein by reference in the Registration Statement filed on Form S-8 of TCF Financial Corporation of our report dated January 17, 2001.

                      /s/ KPMG LLP

Minneapolis, Minnesota
June 11, 2001

6

QuickLinks

[KPMG letterhead]
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS